Exhibit 99(a)

(b)            Pro Forma Financial Information

On October 3, 2005, Walter Industries, Inc. (the “Company”) acquired all of the outstanding common stock Mueller Water Products, Inc. and subsidiaries (“Mueller Water”).  In conjunction with the acquisition, United States Pipe and Foundry Company, LLC (“U.S. Pipe”) was contributed to Mueller Water.  Due to the spin-off of Mueller Water on December 14, 2006, the historical results of operations of Mueller Water through the date of the spin-off will be reflected in the historical financial statements of the Company as discontinued operations.  Such results include Mueller Water and U.S. Pipe since the date the Company acquired Mueller Water on October 3, 2005.  Discontinued operations for all periods prior to October 3, 2005, reflect the results of U.S. Pipe.  The following Unaudited Pro Forma Condensed Consolidated Financial Statements reflecting the spin-off are based on and should be read in conjunction with the Company's historical Consolidated Financial Statements and related notes appearing in the Company's Annual Report on form 10-K for the year ended December 31, 2005 and the Unaudited Condensed Consolidated Financial Statements appearing in the Company's Quarterly Report on Form 10-Q for the nine month period ended September 30, 2006.

The Unaudited Pro Forma Condensed Consolidated Statements of Operations for the nine months ended September 30, 2006 and for the years ended December 31, 2005, 2004 and 2003 are prepared as though the Mueller Water spin-off occurred as of the beginning of the earliest period presented.  The Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2006 is prepared as if the Mueller Water spin-off occurred as of September 30, 2006. Pro forma adjustments are described in the Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

The following Unaudited Pro Forma Condensed Consolidated Financial Statements are presented for illustrative and informational purposes only and are not intended to represent or be indicative of the financial condition or results of operations which would actually have been recorded if the Mueller Water spin-off had occurred during the periods presented.  In addition, the Unaudited Pro Forma Condensed Consolidated Financial Statements are not intended to represent the Company’s financial position or results of operations for any future date or period.

WALTER INDUSTRIES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

AS OF SEPTEMBER 30, 2006

(in thousands)

		Discontinued
		Operations	Proforma
	Historical	Adjustments (a)	Adjustments		Pro Forma

ASSETS

Cash and cash equivalents	$160,644	$(91,380)	$5,091	(b) (c)	$74,355
Short-term investments, restricted	86,296	—			86,296
Instalment notes receivable, net	1,765,794	—			1,765,794
Receivables, net	436,954	(322,880)			114,074
Inventories	557,183	(454,640)			102,543
Prepaid expenses	63,987	(20,212)			43,775
Property, plant and equipment, net	637,272	(336,985)			300,287
Other long-term assets	159,061	(47,999)			111,062
Identifiable intangibles, net	842,271	(837,979)			4,292
Goodwill	876,370	(868,109)			8,261
Total assets	$5,585,832	$(2,980,184)	$5,091		$2,610,739

LIABILITIES AND STOCKHOLDERS’ EQUITY

Accounts payable	$197,457	$(136,301)			$61,156
Accrued expenses	215,772	(123,163)	(475	)(b)	92,134
Payable to affiliate-Walter Industries	—	(6,291)	6,291	(c)	—
Deferred income taxes	252,464	(231,294)			21,170
Debt:
Mortgage-backed / asset-backed notes	1,687,968	—			1,687,968
Other debt	1,549,992	(1,127,256)			422,736
Accrued interest	32,143	(13,555)			18,588
Accumulated postretirement benefits obligation	271,634	(46,232)			225,402
Other long-term liabilities	271,346	(85,072)			186,274
Total liabilities	4,478,776	(1,769,164)	5,816		2,715,428

Minority interest	304,733	(304,733)			—

Commitments and contingencies

Stockholders’ equity
Common stock, $.01 par value per share:
Authorized - 200,000,000 shares
Issued - 64,442,771	645	—			645
Capital in excess of par value	1,545,852	(928,756)	(725	)(b) (c)	616,371
Retained earnings (accumulated deficit)	(439,497)				(439,497)
Treasury stock, at cost	(259,317)				(259,317)
Accumulated other comprehensive loss	(45,360)	22,469			(22,891)
Total stockholders’ equity (deficit)	802,323	$(906,287)	(725)		(104,689)
Total liabilities and stockholders’ equity (deficit)	$5,585,832	$(2,980,184)	$5,091		$2,610,739

See accompanying notes

WALTER INDUSTRIES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2006

(in thousands, except per share and share amounts)

			Pro Forma
		Discontinued	Continuing
	Historical	Operations (a)	Operations (e)
Net sales and revenues:
Net sales	$2,255,361	$1,441,643	$813,718
Interest income on instalment notes	150,901	—	150,901
Miscellaneous	29,765	1,355	28,410
	2,436,027	1,442,998	993,029
Costs and expenses:
Cost of sales (exclusive of depreciation)	1,573,801	1,028,840	544,961
Depreciation	79,932	51,447	28,485
Selling, general and administrative	274,302	161,146	113,156
Provision for losses on instalment notes	6,761	—	6,761
Postretirement benefits	12,052	(1,167)	13,219
Interest expense - mortgage-backed/asset-backed notes	88,399	—	88,399
Interest expense - other debt	121,045	89,689	31,356
Amortization of intangibles	23,413	21,514	1,899
Credit for estimated hurricane insurance losses	(1,046)	—	(1,046)
Restructuring and impairment charges	5,622	4,487	1,135
	2,184,281	1,355,956	828,325

Income from continuing operations before income tax expense and minority interest	251,746	87,042	164,704
Income tax expense	(79,856)	(37,158)	(42,698)
Income from continuing operations before minority interest	171,890	49,884	122,006

Minority interest in net income (loss) of affiliates	7,176	8,176	(1,000)
Income from continuing operations	$164,714	$41,708	$123,006

Basic income per share:
Income from continuing operations	$3.87		$2.89

Weighted average number of basic shares outstanding	42,511,178		42,511,178

Diluted income per share:
Income from continuing operations	$3.25		$2.44

Weighted average number of diluted shares outstanding	51,601,866		51,601,866

See accompanying notes

WALTER INDUSTRIES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2005

(in thousands, except per share and share amounts)

			Pro Forma
		Discontinued	Continuing
	Historical	Operations (a)	Operations (e)
Net sales and revenues:
Net sales	$1,823,654	$914,957	$908,697
Interest income on instalment notes	206,582	—	206,582
Miscellaneous	23,904	1,141	22,763
	2,054,140	916,098	1,138,042
Costs and expenses:
Cost of sales (exclusive of depreciation)	1,416,334	783,523	632,811
Depreciation	68,461	36,485	31,976
Selling, general and administrative	232,036	77,510	154,526
Provision for losses on instalment notes	10,724	—	10,724
Postretirement benefits	12,948	(1,453)	14,401
Interest expense - mortgage-backed/asset-backed notes	122,005	—	122,005
Interest expense - other debt	55,852	32,452	23,400
Amortization of intangibles	10,267	6,626	3,641
Provision for estimated hurricane insurance losses	10,044	—	10,044
Restructuring and impairment charges	87,583	24,138	63,445
	2,026,254	959,281	1,066,973

Income (loss) from continuing operations before income tax expense	27,886	(43,183)	71,069
Income tax (expense) benefit	(20,142)	16,576	(36,718)

Income (loss) from continuing operations	$7,744	$(26,607)	$34,351

Basic income per share:
Income from continuing operations	$0.20		$0.89

Weighted average number of basic shares outstanding	38,484,675		38,484,675

Diluted income per share: (d)
Income from continuing operations	$0.20		$0.78

Weighted average number of diluted shares outstanding	39,403,873		49,209,176

See accompanying notes

WALTER INDUSTRIES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2004

(in thousands, except per share and share amounts)

			Pro Forma
		Discontinued	Continuing
	Historical	Operations (a)	Operations (e)
Net sales and revenues:
Net sales	$1,311,831	$561,953	$749,878
Interest income on instalment notes	220,041	—	220,041
Miscellaneous	17,407	2,525	14,882
	1,549,279	564,478	984,801
Costs and expenses:
Cost of sales (exclusive of depreciation)	1,048,404	494,991	553,413
Depreciation	60,220	26,523	33,697
Selling, general and administrative	207,451	39,112	168,339
Provision for losses on instalment notes	12,402	—	12,402
Postretirement benefits	8,140	(1,347)	9,487
Interest expense - mortgage-backed/asset-backed notes	127,273	—	127,273
Interest expense - other debt	18,687	505	18,182
Amortization of intangibles	4,976	—	4,976
Provision for estimated hurricane insurance losses	3,983	—	3,983
Restructuring and impairment charges	591	121	470
	1,492,127	559,905	932,222

Income from continuing operations before income tax expense	57,152	4,573	52,579
Income tax expense	(7,235)	(5,190)	(2,045)

Income (loss) from continuing operations	$49,917	$(617)	$50,534

Basic income per share:
Income from continuing operations	$1.29		$1.31

Weighted average number of basic shares outstanding	38,581,893		38,581,893

Diluted income per share:
Income from continuing operations	$1.14		$1.16

Weighted average number of diluted shares outstanding	46,254,746		46,254,746

See accompanying notes

WALTER INDUSTRIES INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

(in thousands, except per share and share amounts)

			Pro Forma
		Discontinued	Continuing
	Historical	Operations (a)	Operations (e)
Net sales and revenues:
Net sales	$1,163,897	$452,909	$710,988
Interest income on instalment notes	220,401	—	220,401
Miscellaneous	20,634	639	19,995
	1,404,932	453,548	951,384
Costs and expenses:
Cost of sales (exclusive of depreciation)	1,001,432	394,232	607,200
Depreciation	53,376	25,182	28,194
Selling, general and administrative	178,340	43,384	134,956
Provision for losses on instalment notes	15,660	—	15,660
Postretirement benefits	8,080	(1,601)	9,681
Interest expense - mortgage-backed/asset-backed notes	129,344	—	129,344
Interest expense - other debt	22,572	464	22,108
Amortization of intangibles	6,132	—	6,132
Restructuring and impairment charges	16,792	5,938	10,854
	1,431,728	467,599	964,129

Loss from continuing operations before income tax benefit	(26,796)	(14,051)	(12,745)
Income tax benefit	30,115	6,092	24,023

Income (loss) from continuing operations	$3,319	$(7,959)	$11,278

Basic income per share:
Income from continuing operations	$0.08		$0.26

Weighted average number of basic shares outstanding	43,025,909		43,025,909

Diluted income per share:
Income from continuing operations	$0.08		$0.26

Weighted average number of diluted shares outstanding	43,363,826		43,363,826

See accompanying notes

WALTER INDUSTRIES, INC. AND SUBSIDIARIES

NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

(UNAUDITED)

(a)

Reflects the elimination of the financial results, assets, liabilities and accumulated other comprehensive income amounts associated with Mueller Water Products, Inc., and the distibution of Mueller Water Products, Inc. to the Walter Industries, Inc. shareholders.

(b)

Estimated non-recurring costs, primarily legal, accounting and consulting fees, associated with the distribution of Mueller Water Products, Inc. in the amount of approximately $1.2 million are expected to be incurred during the remainder of 2006. These costs have been shown separately as a charge directly to pro forma equity, net of tax.

(c)	The net payable from Mueller Water Products, Inc. to Walter Industries, Inc. totaling $6.3 million will be settled in cash after the distribution date.
(d)

The interest, net of tax, and shares issuable upon conversion related to the Company’s $175 million contingent convertible senior subordinated notes were not included in the calculation of historical consolidated diluted income per share for 2005, as they would have an anti-dilutive effect. However, they were included in the Pro Forma Continuing Operations calculation, as they did not have an anti-dilutive impact on pro forma EPS.

(e)

There were no pro forma adjustments required for the presentation of Pro Forma Continuing Operations in the Unaudited Pro Forma Condensed Consolidated Statements of Operations other than that noted in (d) above.